SECURITIES AND EXCHANGE COMMISSION

				     Washington, D.C.  20549



						    FORM 8-K



						 CURRENT REPORT
			     Pursuant to Section 13 or 15(d) of the
				 Securities Exchange Act of 1934

			Date of Report (Date of earliest event reported):

						  December 18, 1997

					     FINGERHUT MASTER TRUST
					   FINGERHUT RECEIVABLES, INC.
			   (Originator of the Fingerhut Master Trust)
		  (Exact name of registrant as specified in its charter)


	      Delaware                 033-77780            41-1783128
	 (State of Incorporation) (Commission File Number) (IRS Employer
                                      												  Identification No.)


		 4400 Baker Road, Suite F480, Minnetonka, Minnesota   55343
			    (Address of principal executive offices)

							 (612) 936-5035
			(Registrant's telephone number, including area code)





					  FINGERHUT RECEIVABLES, INC.

					  Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

	    Ex.  20.a      Series  1994-1 November Certificateholder's
					   Statement


						    SIGNATURE


	 Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							     FINGERHUT RECEIVABLES, INC.



							     By  /s/James M. Wehmann
  									 President and Treasurer




Dated:  December 21, 1997